cardica®

(NASDAQ: CRDC)

# Annual Meeting Update

JANUARY 29, 2016

# FORWARD-LOOKING STATEMENT

*The following material contains forward-looking statements, including statements regarding Cardica's future, business strategy, product development and plans and objectives of management for future operations. The words "may," "continue," "potential," "estimate," "intend," "plan," "will," "believe," "project," "expect," "anticipate" and similar expressions may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking.*

*Any or all of forward-looking statements may turn out to be inaccurate. Forward-looking statements may be affected by the assumptions we make or by known or unknown risks and uncertainties, including the risks, uncertainties and assumptions related to product development and other risk factors described in Cardica's SEC reports, including its Quarterly Report on Form 10-Q for the three months ended September 30, 2015.*

*In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur as contemplated, and actual results could differ materially from those anticipated or implied by the forward-looking statements. These forward-looking statements speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.*

# CARDICA IS…

*…**focused on commercializing our next-generation MicroCutter product line**, which is designed to be a disruptive leader in the $2 billion surgical stapler market. Under new leadership, we believe we are positioned to achieve several milestones during calendar year 2016, including increasing clinical performance, customer adoption and building shareholder returns.*

# INVESTMENT CONSIDERATIONS

- Addressing a $2B market opportunity
- Novel proprietary technology provides clinical and economic benefits to hospitals, surgeons and patients
- Industry recognition as an innovative and disruptive participant in surgical staplers
- Positioned to achieve several value creating milestones, including ramping revenue, during calendar 2016
- New leadership with proven medical device track record
- $20 million in cash

# MARKET OPPORTUNITY

$2B global market for minimally invasive surgical procedures


$2 BILLION
€ £ ¥ $
ETHICON ENDO-SURGERY, INC.
a Johnson & Johnson company
COVIDIEN



# TOTAL U.S. SURGERIES

Estimated 2,500,000 Procedures Annually



Thoracic 147k
Colorectal 413k
Pediatric 53k
Total Available U.S. Market
Ob/Gyn 400k
General surgery (appendectomy and cholecystectomy) 1,075k
Urologic 165k
Parenchymal 82k
Bariatric 155k

Source: Quattro Consulting and Company estimates.

# U.S. ENDO STAPLING MARKET

| Staple Height | U.S. ($MM) | Mix |
|---|---|---|
| Thin/Vascular | $374 | 42% |
| Medium | $333 | 37% |
| Thick | $187 | 21% |
| **Total** | **$894** | **100%** |

- Vascular Firings represent a large market opportunity

Source: IMS Data & Company Estimates

# COMPETITORS NOT MEETING MARKET NEEDS

Too Big



Limited Articulation



Not Ergonomic



Too Complex



# SIZE MATTERS FOR STAPLERS

| | 5mm | 8mm | 12mm | 15mm |
|---|---|---|---|---|
|  Grasper | ● | ○ | ○ | ○ |
|  Camera | ● | ● | ○ | ○ |
|  Clip Applier | ● | ● | ○ | ○ |
|  Sealing Device | ● | ● | ○ | ○ |
|  Current Staplers | ○ | ○ | ● | ● |

# MICROCUTTER MEETS THE MARKET'S NEEDS

MicroCutter is the smallest articulating stapler available today and nearly 6x smaller in cross-sectional area.



MicroCutter
5mm
12mm

# MICROCUTTER: A DISRUPTIVE STAPLER INNOVATION

## Brings innovation to minimally invasive surgery



**THE MOST ARTICULATION**

- At 80°, it's almost double the articulation offered by existing staplers



MicroCutter XCHANGE 30

**5mm DIAMETER SHAFT IS INDUSTRY LEADING**

- The most common existing staplers are more than 12mm



**THE NARROWEST CARTRIDGE AVAILABLE**

- Conventional cartridges can be up to 2.5 times wider

**BETTER ERGONOMICS**

- Requiring less force to deploy a staple
- Suitable for surgeons with smaller hands

# UNIQUE AND ROBUST INTELLECTUAL PROPERTY



Driverless staple deployment system with staples on a strip



Staples are in the shape of a suture needle



Staple is deployed by a wedge element (without a driver) making direct contact with a staple

Accurate motion frangibly separates the staple from the strip

| Patents | | |
|---|---|---|
| U.S. | 41 Issued | 47 Pending |
| Foreign | 8 Issued | 35 Pending |
| Expiration Range | 2027 to 2033 | |

# KEY DRIVERS TO SUCCESSFUL STAPLE PERFORMANCE

- Control of the "Tissue Gap" during deployment
- Uniform and reliable Staple Form Height
  - Paramount to providing tissue opposition and creating hemostasis!
- Tissue thickness


Internal
staple
form height

If the tissue gap is controlled, the staple form height for each staple can be reliably achieved.



When the proper staple form height is achieved, optimal tissue opposition occurs and a highly reliable tissue seal is created.

# OPTIMIZATION PLAN LEADING TO IMPROVED PERFORMANCE

## Stapler

- A systematic characterization was conducted of all components in the stapler that impact performance and reliability.
- Components/processes were modified to achieve a stable delivery platform, design validation was conducted to confirm performance and reliability.



# STAPLE FORMED HEIGHT RESULTS



White Formed Height vs. Tissue Thickness
Past, Present, Future
Gen 3
Current
Gen 4
White Formed Height
Tissue Thickness

# WHITE-ONLY CURRENT CLINICAL PERFORMANCE

| No Intervention | Bleeding with Intervention | Total Deployments | Rate of Bleeding with Intervention |
|---|---|---|---|
| 156 | 2 | 158 | <2% |



Current clinical performance

# POTENTIAL CLINICAL IMPACT



LOW
Stapling penetration
HIGH
Gynecology
Enables procedure
Pediatric surgery
Polypectomies
Trans-anal/NOTES
Enhances procedure
General
Colorectal
SILS
Facilitates procedure
Thoracic surgery
Microlobectomy
LOW
HIGH
Potential clinical impact of MicroCutter

# STRATEGIC SEGMENT FOCUS



Thoracic: 147K
[$1,500/procedure
TAM: $220M]
Lobectomy/Segmentectomy
95,000
Wedge
Resection
39,000
Esophagectomy
7,000
Parenchymal:
82K
[$1,050/
procedure
TAM: $86M]
Splenectomy
40,000
Pancreatec-
tomy
25,000
Hemihepatectomy
17,000
Pediatric: 53K
[$1,400/
procedure
TAM: $74M)]
Thoracic to
Colorectal
53,000

These segments represent 280K procedures and a $380MM market in the U.S. alone.

# U.S. COMMERCIALIZATION STRATEGY, APPROACH AND METRICS

- Tightly controlled direct sales effort focused on select KOLs
- Focused on narrow and deep penetration
- Show performance and deep penetration before investing in broader distribution
- Initial phase for MC IIIc, followed by next-generation MC

**1: Right hospitals / Right surgeries**
- Focused approach for market entry

**2: Multispecialty success**
- Expand with blue, thoracic, pediatric indication

**3: Drive growth in multiple MSAs**
- Duplicate success in top 20 MSAs
- Leverage GPO New Technology Designation

Continuous pipeline monitoring and evolving performance monitoring metrics

# BUILDING MARKET AWARENESS

- Expanded agreement with Intuitive Surgical for robotic applications
- MicroCutter highlighted in European thoracic surgery presentations at EACTS, WCS, Cambridge VATS Course
- In January 2016, MicroCutter featured as part of the **Lung Surgery of the Future** session at the Society for Thoracic Surgeons (STS) annual meeting
- MicroCutter enabled Microlobectomy video #3 most popular video on CTS Net for last 90 days
- High thoracic surgeon interest at STS annual meeting

# WHAT ARE THORACIC SURGEONS SAYING?

"I watched Joel's microlobectomy video and have already done four procedures."

(Community based thoracic surgeon)

"I will probably be able to eliminate one of the robotic arms I use in a lobectomy with MicroCutter."

(Highly experienced robotic surgeon)

"MicroCutter will enable me to reduce the number of trocar ports I use in a procedure."

(KOL VATS surgeon)

"This will make it much easier for me to do uniportal."

(Surgeon who has performed 125 uniportal cases)

# FINANCIAL UPDATE AND CAP TABLE

At 9/30/15

- Product revenue ~$700k per quarter
- Cash balance $22 million
- Cash burn rate goal <$3.5 million quarterly

| | |
|---|---|
| Common stock outstanding | 89,018,550 |
| Preferred stock outstanding | 191,474 |
| Options and RSUs outstanding | 9,390,648 |

- Average option price $0.69

# CY 2016 MILESTONES


2016
Q1
Q2
Q3
Q4
Receive FDA clearance for expanded indication
Gen IIIc limited launch
Demonstrate KOL adoption for VATS and pediatrics
Complete Gen IV design and first evaluation cases
Launch Gen IV
Complete ISRG evaluation phase
Supply chain optimization
Establish product pipeline

# NEW MANAGEMENT TEAM: PROVEN MED-TECH LEADERS

**Julian Nikolchev**

President, CEO & Director (Oct. 2015)

- Founder, CEO & CTO, Pivot Medical
- Founder, President & CEO, CardioMind
- President & CEO Pro*Duct Health
- Founder & CTO, Conceptus
- Stanford, BS & MS; MIT, MS

**Tom Palermo**

Chief Operating Officer (Nov. 2015)

- CEO, UlceRx Medical
- President & CEO, ReVascular Therapeutics
- VP, Operations & Engineering, Ensure Medical
- New Hampshire College, BS

**Liam Burns**

VP, Sales & Marketing (2014)

- VP Marketing, Power Medical Interventions
- Sales & Marketing Management, Ethicon, J&J
- Holy Cross, BA; Case Western Reserve, MBA

**Bob Newell**

VP, Finance & CFO (2003)

- CFO, Omnicell
- CFO, Cardiometrics
- William & Mary, BA; Harvard, MBA

**Greg Watson**

VP, Operations (May 2015)

- VP, Manufacturing Operations & Product Development, Uptake Medical
- VP, Operations & Manufacturing, TherOx
- Manufacturing Management, Baxter Healthcare and Becton Dickinson
- California State Polytechnic University, BS

# SUMMARY

## Company is at an inflection point

- New management leaders with proven commercial track record
- Improving performance, encouraging feedback and clinical adoption with target KOLs
- Intuitive Surgical agreement adds support and credibility
- Next-generation MicroCutter designed to expand procedure penetration

## Proprietary stapling technology platform offers multiple benefits

- Reduces invasiveness
- Improves surgeon access and vision
- Brings disruptive innovation to duopoly-dominated market
- Offers significant clinical benefits to hospitals, surgeons and patients
- Platform technology enables new procedures and multiple product pipeline

cardica®